UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 13, 2009

Parallel Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-13305	75-1971716
(Commission file number)	(IRS employer identification number)

1004 N. Big Spring, Suite 400, Midland, Texas	79701
(Address of principal executive offices)	(Zip code)

(432) 684-3727
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 13, 2009, Parallel Petroleum Corporation, a Delaware corporation (the “Company”), entered into Amendment No. 1 to Agreement and Plan of Merger (the “Merger Amendment”) with PLLL Holdings, LLC, a Delaware limited liability company (“Parent”), and PLLL Acquisition Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Subsidiary”), pursuant to which the parties to the Merger Amendment agreed to reduce the $5.5 million termination fee payable by the Company to Parent in the event of certain termination events under the Agreement and Plan of Merger, dated as of September 15, 2009 (the “Merger Agreement”), to $4.0 million plus the payment of certain expenses not to exceed $1,000,000 in the aggregate. In addition, the parties to the Merger Amendment agreed to decrease the period in which the Company is required to pay the termination fee to Parent if, after the termination of the Merger Agreement, the Company consummates a merger, acquisition, recapitalization or similar transaction as described in the Merger Agreement. The period has been reduced from twelve months to nine months.

The foregoing summary of the Merger Amendment and the terms set forth therein does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Amendment attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events

On October 13, 2009, the defendants and the plaintiffs in the lawsuits set forth below entered into a Memorandum of Understanding (the “Memorandum”) providing for a settlement of each of the following lawsuits: In re Parallel Petroleum Shareholder Litigation, Consolidated Civil Action No. 4922, pending in the Chancery Court of Delaware (which action consolidates three individual suits: Hollinger v. Parallel Petroleum Corporation, Civil Action No. 4922, Bernstein v. Parallel Petroleum Corporation, Civil Action No. 4938, and Harris v. Parallel Petroleum Corporation, Civil Action No. 4942); Passerella v. Oldham, et al., No. CV47099, pending in the District Court of Midland County, Texas, 385th Judicial District; and Stratton v. Parallel Petroleum Corporation, et al., pending in the District Court of Harris County, Texas, 127th Judicial District. As part of the settlement, the Company agreed to make certain supplemental disclosures to its solicitation/recommendation statement on Schedule 14D-9, which disclosures are included in an amendment to the solicitation/recommendation statement on Schedule 14D-9 filed by the Company with the SEC on October 13, 2009. The Memorandum contains no admission of wrongdoing.

        The Memorandum provides, among other things, that: (i) the defendants agree to execute the Merger Amendment as described in Item 1.01 above; (ii) the Company file an amendment to its solicitation/recommendation statement on Schedule 14D-9 that provides enhanced disclosure in form and substance similar to the disclosure recommendations set forth in an attachment to the Memorandum; (iii) the plaintiffs agree to dismiss all claims against the defendants in the lawsuits; (iv) the defendants and the plaintiffs agree upon and execute a stipulation of settlement (the “Stipulation”), which will replace the Memorandum, and will submit the Stipulation to the appropriate courts for review; (v) the Stipulation include a general release to the defendants and others of all claims; (vi) the defendants and the plaintiffs negotiate in good faith regarding an agreed to fee in connection with the lawsuits and the settlement thereof; (vii) the Memorandum and the Stipulation be conditioned upon class certification and final approval by the appropriate court or courts; and (viii) neither the Memorandum nor any of the terms of the Stipulation constitute an admission of the validity of any claim against the defendants, or the liability of any defendant, and the Memorandum and the Stipulation may not be used in any proceeding for any purpose (other than to enforce the terms set forth therein). In addition, the Memorandum provides that if for any reason the settlement outlined therein is not approved by the appropriate court or courts, is terminated or otherwise does not become effective then: (a) the attempted settlement will have been without prejudice, and none of its terms will be effective or enforceable; (b) the parties to the Memorandum will revert to their litigation positions immediately prior to the execution of the Memorandum; and (c) the facts and terms of the Memorandum will not be referred to or offered into evidence in any trial relating to the lawsuits. The foregoing summary of the material terms of the

Memorandum is qualified in its entirety by reference to the Memorandum, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

On October 13, 2009, the Company issued a press release announcing the execution of the Memorandum and the Merger Amendment. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of October 13, 2009, by and among Parent, Merger Subsidiary and the Company (incorporated by reference to Exhibit (a)(13) to Amendment No. 2 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company on October 13, 2009).

	99.1	Memorandum of Understanding, dated as of October 13, 2009 (incorporated by reference to Exhibit (a)(16) to Amendment No. 2 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company on October 13, 2009).

	99.2	Press Release, dated October 13, 2009 (incorporated by reference to Exhibit (a)(18) to Amendment No. 2 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company on October 13, 2009).

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLEL PETROLEUM CORPORATION

Date: October 15, 2009
	By:	/s/ Larry C. Oldham

Larry C. Oldham, President

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of October 13, 2009, by and among Parent, Merger Subsidiary and the Company (incorporated by reference to Exhibit (a)(13) to Amendment No. 2 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company on October 13, 2009).

99.1	Memorandum of Understanding, dated as of October 13, 2009 (incorporated by reference to Exhibit (a)(16) to Amendment No. 2 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company on October 13, 2009).

99.2	Press Release, dated October 13, 2009 (incorporated by reference to Exhibit (a)(18) to Amendment No. 2 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company on October 13, 2009).